UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

001-11693

(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119

(Address of principal executive offices) (Zip Code)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The NASDAQ Stock Market
Preferred Stock Purchase Rights		The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On April 14, 2022 (the “Closing Date”), Scientific Games International, Inc. (“SGI”), a Delaware corporation and wholly owned subsidiary of Scientific Games Corporation, a Nevada corporation doing business as Light & Wonder (the “Company”), entered into a new credit agreement by and among the Company, SGI, the several banks and other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, providing for a term loan facility in an aggregate principle amount of $2,200.0 million (the “New Term Loan Facility”) and a revolving credit facility in an aggregate principal amount of $750.0 million (the “New Revolving Facility” and, together with the New Term Loan Facility, the “New Credit Facilities”).

The New Credit Facilities are secured by substantially all assets of SGI, the Company and any of their existing or future material domestic subsidiaries, subject to customary exceptions. SGI, the Company and any of their existing or future material domestic subsidiaries guarantee repayment of the New Credit Facilities.

The New Term Loan Facility matures on April 14, 2029 (the “Maturity Date”). The New Term Loan Facility amortizes in quarterly installments in aggregate amounts equal to 1.00% of the original principal amount of the New Term Loan Facility funded on the Closing Date per year, with any outstanding balance due and payable on the Maturity Date. The first amortization payment commences with the quarter ending on September 30, 2022. The New Revolving Facility terminates on the April 14, 2027 and loans thereunder may be borrowed, repaid and reborrowed up to such date.

Loans under the New Term Loan Facility will, at SGI’s option, initially bear interest at either (i) Adjusted Term SOFR Rate (as defined in the New Credit Facilities), plus 3.00% or (ii) a base rate plus 2.00%. Loans under the New Revolving Facility will, at SGI’s option, initially bear interest at either (i) Adjusted Term SOFR Rate (or an alternative benchmark rate for non-US dollar borrowings), plus 2.00% or (ii) a base rate plus 1.00%.

The New Credit Facilities are subject to customary affirmative covenants and negative covenants as well as a financial covenant. The financial covenant is solely for the benefit of the New Revolving Facility, and it is tested at the end of each fiscal quarter, solely if the outstanding borrowings (excluding up to $5.0 million of undrawn letters of credit and any cash collateralized letters of credit) under the New Revolving Facility exceed 30% of the commitments under the New Revolving Facility, and it requires that the Company not be in excess of a maximum consolidated net first lien leverage ratio of 4.50:1.00.

In connection with the Company’s previously announced deleveraging plans, the net proceeds of the divestiture of its Lottery business and the net proceeds of borrowings under the New Term Loan Facility were used to pay off SGI’s existing term loan facility and to redeem all of SGI’s outstanding 5.000% Senior Secured Notes due 2025, 3.375% Senior Secured Euro Notes due 2026, 5.500% Senior Unsecured Euro Notes due 2026 and 8.250% Senior Unsecured Notes due 2026 and, in each case, to pay accrued and unpaid interest thereon plus any related premiums, fees and expenses (collectively, the “Refinancing Transactions”).

The foregoing description of the New Credit Facilities does not purport to be complete and is qualified in its entirety by the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing disclosure in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD disclosure.

On April 14, 2022, the Company issued a press release announcing the entrance into the New Credit Facilities and the Refinancing Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under Item 7.01 in this Current Report on Form 8-K (this “Report”), including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Report, including Exhibit 99.1, does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

In this Report, including Exhibit 99.1, the Company makes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “will,” “may,” “expect,” “intended,” “forecast,” and “should.” These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance. Therefore, you should not rely on any of these forward-looking statements as predictions of future events. Actual results may differ materially from those contemplated in these statements due to a variety of risks, uncertainties and other factors, including those factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, including the annual report filed with the SEC on March 1, 2022 (including under the headings “Forward-Looking Statements” and “Risk Factors”). Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, by and among Scientific Games International, Inc., as the borrower, Scientific Games Corporation (d/b/a Light & Wonder), as a guarantor, the several banks and other financial institutions or entities from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent, issuing lender and swingline lender.

99.1	Press Release of the Company, dated April 14, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: April 15, 2022	By:	/s/ Constance P. James
		Name:	Constance P. James
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary